Exhibit 10.2
February 4, 2008
DLJ Merchant Banking Partners
2121 Avenue of the Stars
Los Angeles, 90067 CA
Attention: Susan Schnabel
Credit Suisse Private Equity
Eleven Madison Avenue, 16th Floor
New York, New York 10010
Attention: Daniel Gewirtz

Re:	Support Agreement (the “Support Agreement”), dated as of October 15, 2007, by and between Quest Resource Corporation (“Quest”) and the stockholders of Pinnacle Gas Resources, Inc. (“Pinnacle”) signatory hereto.
Ladies and Gentlemen:
     In connection with the execution of the Amended and Restated Agreement and Plan of Merger, dated as of the date hereof, by and among Quest, Pinnacle and Quest MergerSub, Inc. (the “Amended Merger Agreement”), the Support Agreement is hereby amended to provide that the term “Merger Agreement” as used therein shall mean the Amended Merger Agreement.
     Please evidence your agreement to the foregoing amendment by executing below in the space provided.

QUEST RESOURCE CORPORATION
By:	/s/ Jerry D. Cash
Jerry D. Cash, Chief Executive Officer

AGREED AND ACCEPTED, as of February 4, 2008.

DLJ MERCHANT BANKING PARTNERS III, L.P.

By:	DLJ Merchant Banking III, Inc.,
as Managing General Partner

By:	/s/ Kenneth Lohsen

Name: Kenneth Lohsen
Title: Vice President

DLJ Merchant Banking III, Inc., as Advisory
General Partner on behalf of DLJ OFFSHORE
PARTNERS III, C.V.

By:	/s/ Kenneth Lohsen

Name: Kenneth Lohsen
Title: Vice President

DLJ Merchant Banking III, Inc., as Advisory
General Partner on behalf of DLJ OFFSHORE
PARTNERS III-1, C.V. and as attorney-in-fact for
DLJ Merchant Banking III, L.P., as Associate
General Partner of DLJ OFFSHORE
PARTNERS III-1, C.V.

By:	/s/ Kenneth Lohsen

Name: Kenneth Lohsen
Title: Vice President

DLJ Merchant Banking III, Inc., as Advisory
General Partner on behalf of DLJ OFFSHORE
PARTNERS III-2, C.V. and as attorney-in-fact for
DLJ Merchant Banking III, L.P., as Associate
General Partner of DLJ OFFSHORE PARTNERS
III-2, C.V.

By:	/s/ Kenneth Lohsen

Name: Kenneth Lohsen
Title: Vice President

MILLENNIUM PARTNERS II, L.P.

By:	DLJ Merchant Banking III, Inc.,
as Managing General Partner

By: /s/ Kenneth Lohsen

Name: Kenneth Lohsen
Title: Vice President

MBP III PLAN INVESTORS, L.P.

By:	DLJ LBO Plans Management Corporation II,
its General Partner

By:	/s/ Kenneth Lohsen

Name: Kenneth Lohsen
Title: Vice President

DLJ Merchant Banking III, LLC, as General Partner
of DLJ Merchant Banking III, L.P., and as attorney-
in-fact for DLJ Merchant Banking III, L.P., as
Managing Limited Partner for and on behalf of
DLJ MB PARTNERS III GMBH & CO. KG

By:	/s/ Kenneth Lohsen

Name: Kenneth Lohsen
Title: Vice President

DLJ MB GmbH, as General Partner for and on
behalf of DLJ MB PARTNERS III GMBH &
CO. KG

By:	/s/ Kenneth Lohsen

Name: Kenneth Lohsen
Title: Vice President